UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2016

Annual Report
to Shareholders

Deutsche Real Estate Securities Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

14 Investment Portfolio

18 Statement of Assets and Liabilities

20 Statement of Operations

22 Statements of Changes in Net Assets

24 Financial Highlights

29 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Information About Your Fund's Expenses

43 Tax Information

44 Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

49 Board Members and Officers

54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. The fund may use derivatives, including as part of its covered call strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In using a covered call strategy, the fund foregoes the opportunity to benefit from an increase in the price of the underlying security (but continues to bear the risk of a decline in the value) or in the case of an illiquid market, the fund may be unable to sell the underlying security until the option expires or is exercised. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Investment Strategy

Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of real estate investment trusts (REITs) and real estate companies. The fund typically invests in common and preferred stocks of REITs and real estate companies. The fund primarily invests in securities of U.S. issuers, but may also invest in securities of Canadian issuers. The fund may also write (sell) covered call options on its portfolio securities with the goal of generating additional income from premiums received in connection with the options.

For its most recent fiscal year ended December 31, 2016, Deutsche Real Estate Securities Income Fund returned 9.49%. In comparison, the FTSE EPRA/NAREIT North America Index returned 8.18%.

Real Estate Investment Trusts (REITs), as measured by the FTSE EPRA/NAREIT North America Index, continued to perform strongly through the first half of 2016, before giving back some of their gains in the second half of the 12-month period. The year 2016 marked the eighth consecutive year that REITs have delivered positive total returns. During the period, the direction of U.S. property markets was dictated by central bank policy, resulting in brief bouts of volatility. As statements by the U.S. Federal Reserve Board (the Fed) began to take a more hawkish tone during the third quarter of 2016, the market raised its expectations for a potential rate hike. In the wake of the U.S. presidential election, global stocks received a boost, as investors expected the incoming administration to lower taxes, ease corporate regulations and ramp up infrastructure spending to spur growth. These improved economic prospects amplified expectations for interest rate increases, which negatively affected REIT prices. Following the Fed’s mid-December rate hike, REIT prices recovered somewhat.

Positive Contributors to Fund Performance

The fund’s sector allocation decisions boosted performance during its most recent fiscal year as an underweight in self storage and an overweight to the Canadian property sector were the biggest contributors. Additionally, stock selection within the retail and hotel sectors helped performance. In particular, an underweight in Simon Property Group, Inc., and overweights to Dream Office Real Estate Investment Trust and LaSalle Hotel Properties boosted performance. An overweight in DuPont Fabros Technology, Inc. and an underweight position in HCP, Inc.* also were additive.

* Not held in the portfolio as of December 31, 2016.

Negative Contributors to Fund Performance

During the period, the Fund’s income focus, primarily through its allocation to REIT preferred shares, negatively impacted relative return as this higher yielding segment of the REIT universe underperformed the broader REIT market. In addition, overall stock selection subtracted from performance. On a relative basis, stock selection was weakest within the health care REIT, office, Canadian and regional mall property segments. Underweights to Piedmont Office Realty Trust, Inc.,* Prologis, Inc.* and Welltower, Inc., detracted. The fund’s overweights in CBL & Associates Properties, Inc. and Omega Healthcare Investors, Inc.* also weighed on performance. In terms of sector allocation, underweights to the industrial and office sectors detracted from returns.

* Not held in the portfolio as of December 31, 2016.

"Looking ahead, we think that higher interest rates pose the most immediate risk to REIT stocks, but we also believe that the market has largely priced this factor into REIT share prices already."

Outlook and Positioning

Valuations for REITs were trading at a discount to their underlying net asset value at the end of December. Looking ahead, we think that higher interest rates pose the most immediate risk to REIT stocks, but we also believe that the market has largely priced this factor into REIT share prices already. In times of market volatility, it is important to remember that prices for commercial real estate are principally driven by two key components: property fundamentals (i.e., supply and demand) and access to capital.

We are currently in a global macroeconomic environment of modest economic growth and low interest rates. We believe that the recent increase in the federal funds rate was justified due to the outlook for higher inflation and faster economic growth. However, we also think that the Fed’s actions are still constrained by its central bank counterparts around the globe, where we have not yet seen material shifts on monetary or fiscal policy that would signal an end to the slow growth environment abroad.

Ten Largest Equity Holdings at December 31, 2016 (29.9% of Net Assets)	Country	Percent
1. Dream Office Real Estate Investment Trust Owner and manager of office and industrial properties throughout Canada	Canada	3.4%
2. Healthcare Trust of America, Inc. Owner and operator of medical office buildings	United States	3.3%
3. Artis Real Estate Investment Trust Owner of industrial, retail and office properties in Canada and the United States	Canada	3.2%
4. Kilroy Realty Corp. "G" Owner, operator and developer of Class A office properties located in California and Washington	United States	3.1%
5. Crombie Real Estate Investment Trust Owner, operator and developer of retail, office and mixed-use properties in Canada	Canada	2.9%
6. STORE Capital Corp. Owner and manager of single tenant operational real estate	United States	2.9%
7. Sabra Health Care REIT, Inc. Owner of health care properties	United States	2.8%
8. LTC Properties, Inc. Owner of private pay senior housing and health care properties	United States	2.8%
9. Cominar Real Estate Investment Trust Owner and manager of office, retail and industrial real estate in Canada	Canada	2.8%
10. Digital Realty Trust, Inc. Owner and manager of technology-related real estate in the United States and England	United States	2.7%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Please note that upon the recommendation of the fund's investment advisor, Deutsche Investment Management Americas Inc., the fund's Board has authorized the fund's termination and liquidation, effective on February 13, 2017. The fund was closed to new investors effective December 19, 2016.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— BS, University of Southern California.

Joseph D. Fisher, CFA, Director

Portfolio Manager of the fund through December 30, 2016. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2004; previously served in the Real Estate Equity Investment Management Group at Principal Real Estate Investors.

— Co-Head of Real Estate Securities for the Americas and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 2003.

— BBA, The University of Iowa; MBA, Kellogg School of Management, Northwestern University.

David W. Zonavetch, CPA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 1998; previously worked as Senior Accountant in Corporate Finance; and as an Analyst at Cendant Mobility.

— Co-Head of Real Estate Securities, Americas and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1996.

— BS, University of Illinois at Urbana-Champaign.

Hans-Joachim Weber, Assistant Vice President

— Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2007.

— Co-Portfolio Manager of DWS Dividende Direkt 2014 and DWS Dividende Deutschland Direkt 2014 since 2010; Co-Portfolio Manager of DWS Dividende Emerging Markets Direkt 2015, DWS Dividende USA Direkt 2014, and DWS Invest Top Dividende Premium since 2011; and Co-Portfolio Manager of DWS Diskont Basket since 2013; Specialist for equity derivative strategies for the DWS Equity platform in 2009 and Analyst for the food retail sector in 2009 and 2008.

— BA, Fachhochschule Ludwigshafen; Bankkaufmann Sparkasse Starkenburg.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The FTSE EPRA/NAREIT North America Index tracks the performance of companies engaged in the ownership and development of the North American real estate market. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

The federal funds rate is the interest rate a borrowing bank pays to a lending bank, with the rate determined by members of the Federal Open Market Committee (FOMC) at their regular meetings. The federal funds rate sets the standard for short-term U.S. interest rates.

Performance Summary December 31, 2016 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 12/31/16
Unadjusted for Sales Charge	9.49%	6.06%
Adjusted for the Maximum Sales Charge (max 5.75% load)	3.19%	4.16%
S&P 500 Index†	11.96%	10.90%
FTSE EPRA/NAREIT North America Index††	8.18%	10.32%
Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 12/31/16
Unadjusted for Sales Charge	8.66%	5.29%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	8.66%	5.29%
S&P 500 Index†	11.96%	10.90%
FTSE EPRA/NAREIT North America Index††	8.18%	10.32%
Class R6	1-Year	Life of Class**
Average Annual Total Returns as of 12/31/16
No Sales Charges	9.76%	3.43%
S&P 500 Index†	11.96%	7.43%
FTSE EPRA/NAREIT North America Index††	8.18%	7.21%
Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 12/31/16
No Sales Charges	9.65%	6.25%
S&P 500 Index†	11.96%	10.90%
FTSE EPRA/NAREIT North America Index††	8.18%	10.32%
Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 12/31/16
No Sales Charges	9.76%	6.33%
S&P 500 Index†	11.96%	10.90%
FTSE EPRA/NAREIT North America Index††	8.18%	10.32%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 2.12%, 2.89%, 1.97%, 1.98% and 1.76% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Real Estate Securities Income Fund — Class A ■ S&P 500 Index† ■ FTSE EPRA/NAREIT North America Index††

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Deutsche Real Estate Securities Income Fund commenced operations on September 23, 2013.

** Class R6 shares commenced operations on August 25, 2014.

† The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The FTSE EPRA/NAREIT North America Index tracks the performance of companies engaged in the ownership and development of the North American real estate market.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
12/31/16	$ 9.57	$ 9.58	$ 9.57	$ 9.58	$ 9.57
12/31/15	$ 9.07	$ 9.08	$ 9.07	$ 9.08	$ 9.07
Distribution Information as of 12/31/16
Income Dividends, Twelve Months	$ .32	$ .25	$ .34	$ .33	$ .34
Return of Capital	$ .04	$ .04	$ .04	$ .04	$ .04

Investment Portfolio as of December 31, 2016

	Shares	Value ($)

Common Stocks 80.6%
Real Estate Investment Trust ("REITs") 80.6%
Real Estate
Apartments 5.9%
Apartment Investment & Management Co. "A"	2,004	91,082
Education Realty Trust, Inc.	3,813	161,290
Equity Residential	3,323	213,868
		466,240
Diversified 22.7%
Artis Real Estate Investment Trust (a)	27,214	257,415
Cominar Real Estate Investment Trust	20,127	220,660
Crombie Real Estate Investment Trust	22,412	226,682
Crown Castle International Corp.	2,078	180,308
Digital Realty Trust, Inc.	2,216	217,744
Dream Office Real Estate Investment Trust	18,789	273,582
Duke Realty Corp.	4,296	114,102
DuPont Fabros Technology, Inc.	2,735	120,149
Lexington Realty Trust	6,037	65,200
Liberty Property Trust	3,103	122,568
The RMR Group, Inc. "A"	104	4,108
		1,802,518
Health Care 15.0%
Healthcare Trust of America, Inc. "A"	9,078	264,260
LTC Properties, Inc.	4,760	223,625
National Health Investors, Inc.	2,891	214,425
Sabra Health Care REIT, Inc.	9,259	226,105
Senior Housing Properties Trust	3,433	64,987
Ventas, Inc.	3,155	197,251
		1,190,653
Hotels 5.3%
DiamondRock Hospitality Co.	7,561	87,179
Hospitality Properties Trust	2,747	87,190
LaSalle Hotel Properties	4,958	151,070
Pebblebrook Hotel Trust	3,191	94,932
		420,371
Industrial 1.4%
EastGroup Properties, Inc.	1,565	115,560
Manufactured Homes 2.1%
Sun Communities, Inc.	2,227	170,610
Office 7.7%
Columbia Property Trust, Inc.	6,781	146,470
Corporate Office Properties Trust	3,118	97,344
Easterly Government Properties, Inc.	6,414	128,408
Franklin Street Properties Corp.	9,683	125,492
Highwoods Properties, Inc.	704	35,911
New York REIT, Inc.	8,202	83,004
		616,629
Regional Malls 5.5%
CBL & Associates Properties, Inc.	5,103	58,685
General Growth Properties, Inc.	4,690	117,156
Pennsylvania Real Estate Investment Trust	2,859	54,207
Simon Property Group, Inc.	730	129,699
The Macerich Co.	1,154	81,749
		441,496
Shopping Centers 7.4%
Alexander's, Inc.	421	179,712
DDR Corp.	6,818	104,111
Federal Realty Investment Trust	1,097	155,895
Retail Properties of America, Inc. "A"	4,211	64,554
Urban Edge Properties	3,086	84,896
		589,168
Specialty Services 7.6%
Agree Realty Corp.	4,200	193,410
Realty Income Corp.	683	39,259
Spirit Realty Capital, Inc.	13,189	143,232
STORE Capital Corp.	9,166	226,492
		602,393
Total Common Stocks (Cost $6,141,578)		6,415,638

Preferred Stocks 20.1%
Real Estate Investment Trust ("REITs") 20.1%
Diversified 4.4%
CoreSite Realty Corp. "A", 7.25%	2,372	59,964
Digital Realty Trust, Inc. "H", 7.375%	4,871	132,248
Vornado Realty Trust "G", 6.625%	3,178	79,958
Vornado Realty Trust "I", 6.625%	3,150	78,939
		351,109
Health Care 4.2%
Sabra Health Care REIT, Inc. "A", 7.125%	8,240	210,203
Welltower, Inc. "J", 6.50% (a)	5,074	127,560
		337,763
Office 7.5%
Corporate Office Properties Trust "L", 7.375%	4,701	118,465
Kilroy Realty Corp. "G", 6.875%	9,728	246,605
Kilroy Realty Corp. "H", 6.375%	6,860	171,706
VEREIT, Inc. "F", 6.7%	2,371	59,962
		596,738
Regional Malls 0.8%
CBL & Associates Properties, Inc. "D", 7.375%	2,450	59,902
Shopping Centers 0.8%
DDR Corp. "K", 6.25%	2,690	64,103
Specialty Services 2.4%
Realty Income Corp. "F", 6.625%	7,465	187,745
Total Preferred Stocks (Cost $1,646,141)		1,597,360

Securities Lending Collateral 3.4%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.42% (b) (c) (Cost $271,860)	271,860	271,860

Cash Equivalents 0.5%
Deutsche Central Cash Management Government Fund, 0.49% (b) (Cost $34,727)	34,727	34,727

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $8,094,306)†	104.6	8,319,585
Other Assets and Liabilities, Net	(4.6)	(362,314)
Net Assets	100.0	7,957,271

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

† The cost for federal income tax purposes was $8,777,443. At December 31, 2016, net unrealized depreciation for all securities based on tax cost was $457,858. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $402,363 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $860,221.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2016 amounted to $262,609, which is 3.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 6,415,638	$ —	$ —	$ 6,415,638
Preferred Stocks (d)	1,597,360	—	—	1,597,360
Short-Term Investments (d)	306,587	—	—	306,587
Total	$ 8,319,585	$ —	$ —	$ 8,319,585

There have been no transfers between fair value measurement levels during the year ended December 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $7,787,719) — including $262,609 of securities loaned	$ 8,012,998
Investment in Government & Agency Securities Portfolio (cost $271,860)*	271,860
Investment in Deutsche Central Cash Management Government Fund (cost $34,727)	34,727
Total investments in securities, at value (cost $8,094,306)	8,319,585
Foreign currency, at value (cost $36,742)	36,978
Receivable for investments sold	230,911
Receivable for Fund shares sold	15,292
Dividends receivable	53,105
Interest receivable	204
Due from Advisor	10,048
Other assets	39,234
Total assets	8,705,357
Liabilities
Cash overdraft	30
Payable upon return of securities loaned	271,860
Payable for investments purchased	273,095
Payable for Fund shares redeemed	81,208
Accrued Trustees' fees	667
Other accrued expenses and payables	121,226
Total liabilities	748,086
Net assets, at value	$ 7,957,271
Net Assets Consist of
Distributions in excess of net investment income	(13,049)
Net unrealized appreciation (depreciation) on: Investments	225,279
Foreign currency	452
Accumulated net realized gain (loss)	(1,908,891)
Paid-in capital	9,653,480
Net assets, at value	$ 7,957,271

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,707,325 ÷ 283,041 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.57
Maximum offering price per share (100 ÷ 94.25 of $9.57)	$ 10.15

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,367,258 ÷ 142,747 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.58
Class R6 Net Asset Value, offering and redemption price(a) per share ($11,518 ÷ 1,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.57
Class S Net Asset Value, offering and redemption price(a) per share ($3,244,484 ÷ 338,661 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.58
Institutional Class Net Asset Value, offering and redemption price(a) per share ($626,686 ÷ 65,516 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.57

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,458)	$ 580,507
Income distributions — Deutsche Central Cash Management Government Fund	1,138
Securities lending income, net of borrower rebates	721
Other income	3,407
Total income	585,773
Expenses: Management fee	91,724
Administration fee	14,111
Services to shareholders	25,711
Distribution and service fees	22,720
Custodian fee	16,432
Professional fees	104,458
Reports to shareholders	28,291
Registration fees	67,241
Trustees' fees and expenses	2,622
Other	12,231
Total expenses before expense reductions	385,541
Expense reductions	(192,055)
Total expenses after expense reductions	193,486
Net investment income	392,287
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(908,941)
Written options	70,134
Foreign currency	(1,301)
Payment by affiliate (see Note G)	26,688
(813,420)
Change in net unrealized appreciation (depreciation) on: Investments	1,503,057
Written options	96,556
Foreign currency	359
1,599,972
Net gain (loss)	786,552
Net increase (decrease) in net assets resulting from operations	$ 1,178,839

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2016	2015
Operations: Net investment income	$ 392,287	$ 625,786
Net realized gain (loss)	(813,420)	(286,655)
Change in net unrealized appreciation (depreciation)	1,599,972	(1,467,969)
Net increase (decrease) in net assets resulting from operations	1,178,839	(1,128,838)
Distributions to shareholders from: Net investment income: Class A	(103,271)	(124,641)
Class C	(41,077)	(54,147)
Class R6	(403)	(406)
Class S	(247,393)	(288,611)
Institutional Class	(49,608)	(339,148)
Net realized gain: Class A	—	(145,721)
Class C	—	(77,560)
Class R6	—	(459)
Class S	—	(315,311)
Institutional Class	—	(328,578)
Return of Capital: Class A	(7,566)	—
Class C	(3,009)	—
Class R6	(30)	—
Class S	(18,125)	—
Institutional Class	(3,635)	—
Total distributions	(474,117)	(1,674,582)
Fund share transactions: Proceeds from shares sold	10,671,196	5,178,502
Reinvestment of distributions	470,653	1,662,585
Payments for shares redeemed	(19,521,548)	(14,122,168)
Redemption fees	463	40
Net increase (decrease) in net assets from Fund share transactions	(8,379,236)	(7,281,041)
Increase (decrease) in net assets	(7,674,514)	(10,084,461)
Net assets at beginning of period	15,631,785	25,716,246
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $13,049 and $34,707, respectively)	$ 7,957,271	$ 15,631,785

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,			Period Ended 12/31/13[a]
	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$ 9.07	$ 10.32	$ 9.56	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.27	.31	.48	.10
Net realized and unrealized gain (loss)	.59	(.74)	1.37	(.44)
Total from investment operations	.86	(.43)	1.85	(.34)
Less distributions from: Net investment income	(.32)	(.37)	(.37)	(.10)
Net realized gains	—	(.45)	(.72)	(.00)***
Return of capital	(.04)	—	—	—
Total distributions	(.36)	(.82)	(1.09)	(.10)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.57	$ 9.07	$ 10.32	$ 9.56
Total Return (%)[c,d]	9.49[e]	(4.33)	19.86	(3.42)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3.27
Ratio of expenses before expense reductions (%)	2.79	2.12	2.81	6.16*
Ratio of expenses after expense reductions (%)	1.40	1.40	1.40	1.40*
Ratio of net investment income (%)	2.82	3.15	4.48	3.85*
Portfolio turnover rate (%)	185	204	413	15**

[a] For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The Fund's total return includes a reimbursement by the Advisor for a violation of the Fund's investment guidelines, which otherwise would have reduced total return by 0.19%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Years Ended December 31,			Period Ended 12/31/13[a]
	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$ 9.08	$ 10.33	$ 9.57	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.20	.23	.38	.07
Net realized and unrealized gain (loss)	.59	(.73)	1.39	(.42)
Total from investment operations	.79	(.50)	1.77	(.35)
Less distributions from: Net investment income	(.25)	(.30)	(.29)	(.08)
Net realized gains	—	(.45)	(.72)	(.00)***
Return of capital	(.04)	—	—	—
Total distributions	(.29)	(.75)	(1.01)	(.08)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.58	$ 9.08	$ 10.33	$ 9.57
Total Return (%)[c,d]	8.66[e]	(5.04)	18.94	(3.52)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2.23
Ratio of expenses before expense reductions (%)	3.53	2.89	3.62	6.77*
Ratio of expenses after expense reductions (%)	2.15	2.15	2.15	2.15*
Ratio of net investment income (%)	2.07	2.33	3.60	2.55*
Portfolio turnover rate (%)	185	204	413	15**

[a] For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The Fund's total return includes a reimbursement by the Advisor for a violation of the Fund's investment guidelines, which otherwise would have reduced total return by 0.19%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R6	Years Ended December 31,		Period Ended 12/31/14[a]
	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 9.07	$ 10.32	$ 11.01
Income (loss) from investment operations: Net investment income[b]	.30	.36	.25
Net realized and unrealized gain (loss)	.58	(.76)	.02
Total from investment operations	.88	(.40)	.27
Less distributions from: Net investment income	(.34)	(.40)	(.30)
Net realized gains	—	(.45)	(.66)
Return of capital	(.04)	—	—
Total distributions	(.38)	(.85)	(.96)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 9.57	$ 9.07	$ 10.32
Total Return (%)[c]	9.76[d]	(4.09)	2.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	10	10
Ratio of expenses before expense reductions (%)	2.60	1.97	2.82*
Ratio of expenses after expense reductions (%)	1.16	1.15	1.15*
Ratio of net investment income (%)	3.10	3.68	6.47*
Portfolio turnover rate (%)	185	204	413[e]

[a] For the period from August 25, 2014 (commencement of operations) to December 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The Fund's total return includes a reimbursement by the Advisor for a violation of the Fund's investment guidelines, which otherwise would have reduced total return by 0.19%.

[e] Represents the Fund's portfolio turnover rate for the year ended December 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended December 31,			Period Ended 12/31/13[a]
	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$ 9.08	$ 10.33	$ 9.57	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.28	.30	.49	.07
Net realized and unrealized gain (loss)	.59	(.71)	1.37	(.40)
Total from investment operations	.87	(.41)	1.86	(.33)
Less distributions from: Net investment income	(.33)	(.39)	(.38)	(.10)
Net realized gains	—	(.45)	(.72)	(.00)***
Return of capital	(.04)	—	—	—
Total distributions	(.37)	(.84)	(1.10)	(.10)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.58	$ 9.08	$ 10.33	$ 9.57
Total Return (%)[c]	9.65[d]	(4.18)	20.03	(3.28)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	6	9.42
Ratio of expenses before expense reductions (%)	2.62	1.98	2.68	5.97*
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25	1.25*
Ratio of net investment income (%)	2.84	3.01	4.62	2.62*
Portfolio turnover rate (%)	185	204	413	15**

[a] For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The Fund's total return includes a reimbursement by the Advisor for a violation of the Fund's investment guidelines, which otherwise would have reduced total return by 0.19%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Years Ended December 31,			Period Ended 12/31/13[a]
	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$ 9.07	$ 10.32	$ 9.56	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.28	.25	.40	.08
Net realized and unrealized gain (loss)	.60	(.65)	1.48	(.42)
Total from investment operations	.88	(.40)	1.88	(.34)
Less distributions from: Net investment income	(.34)	(.40)	(.40)	(.10)
Net realized gains	—	(.45)	(.72)	(.00)***
Return of capital	(.04)	—	—	—
Total distributions	(.38)	(.85)	(1.12)	(.10)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.57	$ 9.07	$ 10.32	$ 9.56
Total Return (%)[c]	9.76[d]	(4.09)	20.16	(3.35)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	5	11	10
Ratio of expenses before expense reductions (%)	2.43	1.76	2.50	5.35*
Ratio of expenses after expense reductions (%)	1.15	1.15	1.15	1.15*
Ratio of net investment income (%)	3.04	2.56	3.75	3.13*
Portfolio turnover rate (%)	185	204	413	15**

[a] For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The Fund's total return includes a reimbursement by the Advisor for a violation of the Fund's investment guidelines, which otherwise would have reduced total return by 0.19%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Real Estate Securities Income Fund (the "Fund") is a non-diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Prior to October 24, 2016, Deutsche Bank AG was the lending agent for the Fund. Effective October 24, 2016, Brown Brothers Harriman & Co., as the lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of December 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2016, the Fund had securities on loan, which were classified as common and preferred stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$ 261,660	$ —	$ —	$ —	$ 261,660
Preferred Stocks	10,200	—	—	—	10,200
Total	$ 271,860	$ —	$ —	$ —	$ 271,860
Gross amount of recognized liabilities for securities lending transactions					$ 271,860

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $1,266,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($164,000) and long-term losses ($1,102,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (1,266,000)
Unrealized appreciation (depreciation) on investments	$ (457,858)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended December 31,
	2016	2015
Distributions from ordinary income*	$ 441,752	$ 1,431,250
Distributions from long-term capital gains	$ —	$ 243,332
Return of capital distributions	$ 32,365	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective February 1, 2017, the Fund will no longer impose a redemption fee.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a United States Real Estate Investment Trust ("U.S. REIT") investment based on information provided by the U.S. REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a U.S. REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from U.S. REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended December 31, 2016, the Fund entered into written options on equity securities to generate additional income from premiums received and call spreads (the Fund selling a call option and buying a corresponding call option on the same security at a higher strike price) to preserve its ability to participate in any future appreciation of the underlying portfolio security.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts or written option contracts as of December 31, 2016. For the year ended December 31, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $316,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2016, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options
Equity Contracts (a)	$ 70,134
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from written options

Change in Net Unrealized Appreciation (Depreciation)	Written Options
Equity Contracts (a)	$ 96,556
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on written options

C. Purchases and Sales of Securities

During the year ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $25,251,076 and $33,074,185, respectively.

For the year ended December 31, 2016, transactions for written options on securities were as follows:

	Contracts	Premiums
Outstanding, beginning of period	86,500	$ 68,517
Options written	236,622	195,792
Options bought back	(3,000)	(6,299)
Options exercised	(238,622)	(187,876)
Options expired	(81,500)	(70,134)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is a subadvisor to the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly owned subsidiary of Deutsche Bank AG, also acts as a subadvisor to the Fund. Deutsche AM International GmbH provides portfolio management services to the Fund with respect to the Fund's covered call strategy. DIMA compensates Deutsche AM International GmbH out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.65%.

For the period from January 1, 2016 through February 13, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.40%
Class C	2.15%
Class R6	1.15%
Class S	1.25%
Institutional Class	1.15%

For the year ended December 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 41,919
Class C	21,254
Class R6	154
Class S	104,450
Institutional Class	24,278
$ 192,055

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2016, the Administration Fee was $14,111, of which $831 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2016
Class A	$ 1,334	$ 326
Class C	283	73
Class R6	21	5
Class S	1,370	419
Institutional Class	164	35
	$ 3,172	$ 858

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2016
Class C	$ 11,598	$ 886

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2016	Annual Rate
Class A	$ 7,304	$ 1,830.24%
Class C	3,818	933.25%
	$ 11,122	$ 2,763

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2016 aggregated $1,139.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended December 31, 2016, the CDSC for Class C shares aggregated $114. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2016, DDI received $525 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,999, of which $7,670 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Prior to October 24, 2016, Deutsche Bank AG was the lending agent for the Fund. Effective October 24, 2016, Brown Brothers Harriman & Co. serves as securities lending agent for the Fund. For the year ended December 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $46.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	171,132	$ 1,690,709	147,493	$ 1,461,553
Class C	42,871	430,968	59,912	588,365
Class R6	72	685	—	—
Class S	852,808	8,415,414	217,937	2,220,825
Institutional Class	13,286	133,420	88,274	907,759
		$ 10,671,196		$ 5,178,502
Shares issued to shareholders in reinvestment of distributions
Class A	11,177	$ 108,203	28,110	$ 262,025
Class C	4,556	44,086	14,163	131,695
Class R6	45	433	93	865
Class S	27,219	264,688	64,092	600,274
Institutional Class	5,583	53,243	71,052	667,726
		$ 470,653		$ 1,662,585
Shares redeemed
Class A	(218,241)	$ (2,068,828)	(188,225)	$ (1,830,380)
Class C	(79,303)	(742,687)	(99,414)	(965,676)
Class S	(1,183,768)	(11,566,580)	(486,475)	(4,733,101)
Institutional Class	(539,252)	(5,143,453)	(684,756)	(6,593,011)
		$ (19,521,548)		$ (14,122,168)
Redemption fees		$ 463		$ 40
Net increase (decrease)
Class A	(35,932)	$ (269,463)	(12,622)	$ (106,782)
Class C	(31,876)	(267,623)	(25,339)	(245,616)
Class R6	117	1,118	93	865
Class S	(303,741)	(2,886,478)	(204,446)	(1,911,982)
Institutional Class	(520,383)	(4,956,790)	(525,430)	(5,017,526)
		$ (8,379,236)		$ (7,281,041)

F. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

G. Payment by Affiliate

During the year ended December 31, 2016, due to a violation of the Fund's investment guidelines, the Advisor agreed to reimburse the Fund $26,688. The amount of the reimbursement was 0.19% of the Fund's average net assets.

H. Fund Liquidation

Upon the recommendation of the Advisor, the Fund’s Board of Trustees authorized the Fund’s termination and liquidation, effective February 13, 2017 (the "Liquidation Date"). Accordingly, the Fund redeemed all of its outstanding shares on the Liquidation Date. Effective December 19, 2016, in connection with the liquidation, the Fund, with certain exceptions, was closed to new investors.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Securities Trust and Shareholders of Deutsche Real Estate Securities Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Real Estate Securities Income Fund (the "Fund") as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2016 to December 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/16	$ 964.60	$ 960.10	$ 965.80	$ 965.40	$ 965.80
Expenses Paid per $1,000*	$ 6.96	$ 10.64	$ 5.68	$ 6.18	$ 5.73
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/6	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/16	$ 1,018.05	$ 1,014.28	$ 1,019.36	$ 1,018.85	$ 1,019.30
Expenses Paid per $1,000*	$ 7.15	$ 10.94	$ 5.84	$ 6.34	$ 5.89

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Real Estate Securities Income Fund	1.41%	2.16%	1.15%	1.25%	1.16%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

In September 2016, the Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Real Estate Securities Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA. DIMA has also entered into a sub-advisory agreement with Deutsche Asset Management International GmbH ("DeAMI"), an affiliate of DIMA, that has an initial term through September 30, 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA, RREEF and DeAMI are part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, RREEF’s and DeAMI’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of sub-advisers, including RREEF and DeAMI. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and RREEF the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). With respect to the sub-advisory fee paid, the Board noted that such fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, RREEF and DeAMI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013– December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	98	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013– December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

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Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is a subadvisor for the fund.

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"), an indirect, wholly-owned subsidiary of Deutsche Bank AG, also acts as a subadvisor to the Fund. Deutsche AM International GmbH provides portfolio management services to the Fund with respect to the Fund’s covered call strategy.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	REFAX	REFCX	REFSX	REFIX
CUSIP Number	25159L 745	25159L 752	25159L 778	25159L 760
Fund Number	1003	1303	2003	1403

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	REFZX
CUSIP Number	25159L 497
Fund Number	1625

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Real Estate Securities income Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$78,269	$0	$0	$0
2015	$72,969	$0	$0	$0

The “All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Real Estate Securities Income Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	3/1/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	3/1/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	3/1/2017